HOOPERHOLMES

Introducing Our Business

Insure your decision

PORTAMEDIC ◣ HERITAGE LABS ◣ HEALTH & WELLNESS ◣ UNDERWRITING SOLUTIONS

Certain information contained herein includes information that is forward-looking. The matters referred to in forward-looking statements may be affected by the risks and uncertainties involving the Company's business. These forward-looking statements are qualified in their entirety by cautionary statements contained in the Company's Securities and Exchange Commission filings. The Company disclaims any obligation to update these forward-looking statements.

Hooper Holmes at a Glance

Founded	1899, New York City
Headquarters	Basking Ridge, NJ
Employees	2,150
Publicly traded	NYSE Amex: HH
Recent price	$0.32
Shares outstanding	68.7M
Market cap	$21.9M
Annual sales	$198M
Debt	$0
Cash position	$11.5M

HH as an Investment

- #1 market position, long relationships with blue chip clients
- Unmatched health screening capability
- Growth potential for Health and Wellness
- Divested non-core operations
- Progress in improving gross margins and reducing SG&A
- Healthy balance sheet

Highly leverageable
cost structure



What We Do

- Create, collect and deliver personal health information, which enables our customers to more effectively manage or reduce their risks and expenses
- Leading provider of risk assessment services to life insurance companies, offering the broadest range of medical exam, data collection, laboratory testing and underwriting services in the industry
- A network of thousands of examiners throughout the U.S. provides medical exams and effectively delivers the results to our customers



Health information is at the heart of everything we do

Vision 2009 – 2012

Broaden the revenue base

- **Leverage existing infrastructure and assets to create new sources of revenue**
  - Case study: Health & Wellness division
- **Exploit strategic advantages to expand into new markets**
  - Case study: Heritage Labs' *Appraise* Home A1c Test
  - Case study: Underwriting Solutions' Sales Completion Process
- **Align long-term strategy with healthcare trends and reform**

Accomplishments



Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
2007
2008
2009
Health & Wellness division launched
50K H&W screening
100K H&W screening
Roy Bubbs named Interim CEO
Medicals Direct sold
Claims Evaluation Division sold
Roy Lowrance named Chairman
Marc Mears named HHUS President
Appraise A1c Test launched
Rich Whitbeck named Portamedic President

- **Reduced cost of operations and SG&A**
  - Gross margin % improved 210 BPS in FY 2008 and 110 BPS in FY 2007
  - SG&A declined 8% in FY 2008 and 6% in FY 2007
- **Operating losses reduced from $7.9M in FY 2006 to $5.7M in FY 2007 to profit of $0.2M in FY 2008, excluding special charges/credits**
- **New, three-year $15M credit facility with TD Bank closed March 2009**

Our Divisions

PORTAMEDIC *Hooper Holmes Paramedicals*

Health information to reduce underwriting risk, with wholly-owned branches and a network of thousands of examiners. Each year we arrange millions of medical exams. (FY '08 revenues $165M)

HOOPERHOLMES *Health & Wellness*

Complete service for wellness, disease management, and managed care companies including scheduling support, fulfillment of supplies, blood collection kits, medical screenings, lab testing and data transmission. (FY '08 revenues $8M)

HERITAGE LABS *Hooper Holmes Laboratories*

National reference lab and FDA-approved collection kit manufacturer with new consumer-directed diabetes test. Each year our lab processes 3.8 million specimens. (FY '08 revenues $13M)

HOOPERHOLMES *Underwriting Solutions*

Outsourced and demand underwriting services. Each year we underwrite 300,000 cases and complete more than two million telephone interviews. (FY '08 revenues $12M)

Growing Market Opportunities

Serving Life Insurance companies has been our core business

As the industry sells fewer, higher-value policies to older applicants…



14
12
10
8
6
4
2
0
9.9M

Source: LIMRA's U.S. Individual Life Sales Survey

… We see opportunities to grow our market share & create new services

- Focus on growing brokerage market
- Opportunities to create new services
  - New tests for older-age applicants
  - Premium services
- Investing in operational improvements to deliver faster, more accurate service

Business Synergies

Personal Health Information



Reach

Volume

Insight

Accuracy

HOOPERHOLMES
Health & Wellness

PORTAMEDIC
Hooper Holmes Paramedicals

HERITAGE LABS
Hooper Holmes Laboratories

HOOPERHOLMES
Underwriting Solutions

Customer Solutions

Synergistic products and services



Portamedic

- Ability to conduct a health exam at any U.S. address
- Leading brand (among insurance companies)
- National market presence
- Wholly-owned branch network
- Network of 8,000 independent examiners
- Call Center professionals interview insurance applicants, collect medical records

Portamedic enables our
growth businesses



Hooper Holmes Health & Wellness

- Complete, national supply chain for wellness
- Analyzes and transmits medical data essential for identifying and segmenting populations
- Currently serves 28 health management companies
- Over 1,800 trained and certified examiners
- Large and growing market, strong sales pipeline
- Effectively leverages current businesses
- Potential opportunities to help pharmaceutical firms, university researchers and others screen and manage large populations

Brings existing capabilities to new customers



Heritage Labs

- **National reference laboratory**
  - Based in Kansas City
  - Processes 3.8 million specimen tests annually
- **Licensed manufacturer**
  - Specimen collection kits, medical devices
  - Class 10,000 clean room
- **Building competitive advantages in research and analysis**
  - Statistical analysis of lab data to improve underwriting decisions
- **New product opportunities**
  - Appraise® Diabetes A1c Test launched with Wal-Mart, other retail channels
  - Growing consumer-directed testing market

Further enhances diversification



Hooper Holmes Underwriting Solutions

- **Creating new services**
  - For example, providing back office support for brokers
- **Unique products**
  - Sales Completion Process: our trained call center agents take our customers' qualified prospects from application to offer
  - Physician Info Line: our medical professionals (RNs) get quick answers to underwriters' questions
- **Senior underwriting talent**
  - Dozens of experienced underwriters on staff -- at a time when underwriters are in short supply

Expanding growth opportunities



Healthcare Reform: New Opportunities

Increasing focus on

- Evidence-based medicine
- The patient-centered medical home
- Chronic care management
- Prevention
- Improving care delivery, quality, efficiencies, costs
- Healthcare cost shifting to patients: patients becoming more informed decision-makers

Financial Information

Revenue



$60.0
$30.0
$0.0
($ in millions)
$54.5
$53.4
$49.4
$51.4
$52.4
$51.2
$47.2
$47.4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2007
2008

Gross Margin %


30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
23.9%
23.0%
22.0%
23.5%
27.2%
25.4%
23.8%
24.2%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2007
2008

SG&A Expense


$21.0
$14.0
$7.0
$0.0
($ in millions)
$14.2
$13.3
$13.9
$12.6
$13.3
$13.2
$13.2
$10.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2007
2008

REV%	26.0%	24.8%	28.1%	24.6%	25.5%	25.9%	27.9%	21.1%

** Above amounts exclude goodwill impairment and special charges.*

Operating Income/(Loss)



$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($ in millions)
($1.2)
($1.0)
($3.0)
($0.5)
$0.9
($0.3)
($1.9)
$1.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2007
2008

** Above amounts exclude discontinued operations, goodwill impairment and special charges.*

Balance Sheet

(in millions)	Period Ending 12/31/08	12/31/07
Cash & Securities	$11.5	$11.3
Working Capital	$24.0	$24.9
Total Assets	$59.3	$66.6
Short-Term Borrowings*	-	-
Long-Term Debt	-	-
Shareholders' Equity	$40.8	$41.9
Current Ratio	2.3 : 1	2.0 : 1
DSOs	48 days	46 days

** Current credit facility provides $15 million in available borrowing*